UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2024

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Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Railroad Avenue

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Mawson Infrastructure Group Inc. (the “Company”)’s wholly owned subsidiary Mawson Hosting, LLC (the “Company”), and BE Global Development Limited (the “Customer”), executed a Service Provider Agreement dated August 9, 2024, for the Company to provide AI/HPC colocation services (the “Agreement”) to the Customer.

In accordance with the terms of the agreement, the Company will provide to the Customer initial 20 megawatts (MW) of digital infrastructure for AI/HPC colocation services in connection with AI/HPC to colocate the Customer’s AI/HPC deployment at the Company’s facilities at pre-determined pricing for the first two years of the Agreement, with the pricing subject to updates every two years, and with an initial six-year contract term.

The contract is expected to generate $92 million1 in the first 2 years, with cumulative revenue potential of $285 million1 through 6-year initial contract term.

In addition, the Company and the Customer also entered into an additional non-binding Letter of Intent (the “LOI”) to supplement the binding 20 MW Agreement, to plan for further expansion of their business relationship to a total of 144 MW over time.

1.	Revenue subject to change depending on operating capacity ramp up timeframes as well as potential colocation rate updates every two years as per the Agreement

The description of these Agreements is only a summary and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 12 2024
10.1	Redacted Agreement between Mawson Hosting LLC and BE Global Development Limited †
Redacted LOI between Mawson Hosting LLC and BE Global Development Limited †
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

†	The foregoing description of the Service Provider Agreement does not purport to be complete and is qualified in its entirety by reference to the redacted text of the Service Provider Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Letter of Intent and certain portions of this exhibit have been redacted pursuant to Regulation S-K Item 601(b)(10)(iv) because such information is both not material and would likely cause competitive harm to the Company if publicly disclosed. In addition, certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets and cryptocurrencies, further or new regulation of digital assets, the evolution of AI and HPC market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 21, 2023, November 13, 2023, May 15, 2024, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: August 12, 2024	By:	/s/ Rahul Mewawalla
Rahul Mewawalla
Chief Executive Officer and President